UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2017

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Right Agreement

On August 14, 2017, Inpixon (the “ Company” ) entered into an exchange right agreement (the “ Exchange Agreement” ) with Hillair Capital Investments L.P. (the “ Holder” or “ Hillair” ), pursuant to which the Company granted the Holder the right to exchange 1,850 shares (“ Preferred Shares” ) of the Company’ s Series 2 Convertible Preferred Stock (the “ Preferred Stock” ) with such terms and rights as set forth in the Certificate of Designation of Preferences, Rights and Limitations of the Series 2 Convertible Preferred Stock, filed with the State of Nevada on June 29, 2017 (the “ Certificate of Designation” ), for up to an aggregate of 5,606,061 shares (the “ Exchange Shares” ) of the Company’ s common stock, par value $0.001 per share (the “ Common Stock” ). The Preferred Shares have been registered pursuant to the Registration Statement on Form S-1 (File No. 333-218173) declared effective by the U.S. Securities and Exchange Commission on June 28, 2017 (the “ Registration Statement” ).

Pursuant to the Exchange Agreement, for so long as the Preferred Shares remain outstanding, each outstanding Preferred Share may be exchanged for the number of Exchange Shares equal to the quotient obtained by dividing the Stated Value (defined as $1,000 in the Certificate of Designation) by $0.33. Following each exchange of Preferred Shares for Exchange Shares in accordance with the Exchange Agreement, the Preferred Shares that have been exchanged shall be cancelled and the Holder shall have no further rights under such Preferred Shares (each or collectively, the “Exchange”).

The Exchange Shares will be issued in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). In compliance with Section 3(a)(9) of the Securities Act, the Exchange Shares will be issued to the Holder in exchange for the Preferred Shares without the payment of any other consideration by the Holder. Additionally, neither the Holder nor the Company (nor any of their affiliates nor any person acting on behalf of or for the benefit of any of the foregoing), has paid or given or will pay or give, any commission or other remuneration, directly or indirectly, to any third party for soliciting the Exchange. The Exchange Shares issued in exchange for the registered Preferred Shares will be issued without the need for registration under the Securities Act.

The exchange of the Preferred Shares will not be effected if, after giving effect to the exchange the Holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of the Company’s Common Stock outstanding immediately after giving effect to the issuance of the Exchange Shares. Upon not less than 61 days’ prior notice to the Company, the Holder may increase or decrease the ownership limitation, provided that the ownership limitation in no event exceeds 9.99% of the number of shares of the Company’s Common Stock outstanding immediately after giving effect to the issuance of the Exchange Shares.

The description of the Exchange Agreement herein is not complete and is qualified by the full text of such Exchange Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

The description of the Certificate of Designation is qualified in its entirety by the full text of the Certificate of Designation, which was attached as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 3, 2017.

Item. 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 regarding the issuance of the Exchange Shares is hereby incorporated by reference into this Item 3.02. The offer and sale of the Exchange Shares was not registered under the Securities Act, in reliance on an exemption from registration under Section 3(a)(9) of the Securities Act, in that (a) the Exchange Shares are being issued in exchange for the Preferred Shares which are other outstanding securities of the Company; (b) there is no additional consideration of value being delivered by the Holder in connection with the Exchange; and (c) there are no commissions or other remuneration being paid by the Company in connection with the Exchange. In accordance with Section 3(a)(9), because the Preferred Shares were registered on the Registration Statement and are freely tradable, the Exchange Shares when issued in accordance with the Exchange Agreement will be freely tradeable and issued without the need for registration under the Securities Act and shall not be required to bear any Securities Act restrictive legend.

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Item 8.01	Other Events.

The Company is negotiating a loan and security agreement with a lender pursuant to which it is anticipated that the lender will agree to provide a secured loan (the “New Loan”) to the Company which will be used to satisfy its outstanding obligations under that certain Loan and Security Agreement, dated November 14, 2016, by and between the Company and its current senior secured lender GemCap Lending I, LLC. If consummated, the New Loan will require the consent of Hillair as the holder of that certain 8% Original Issue Discount Senior Convertible Debenture issued on August 9, 2016. There are no assurances that the transactions described in this Item 8.01 of Form 8-K will be consummated or, if consummated, when they will be consummated.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series 2 Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the current report on Form 8-K of Inpixon, filed with the U.S. Securities and Exchange Commission on July 3, 2017).

10.1*	Exchange Right Agreement by and between Inpixon and Hillair Capital Investments L.P., dated August 14, 2017.*

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: August 14, 2017	By:	/s/ Nadir Ali
Name: Nadir Ali Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series 2 Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the current report on Form 8-K of Inpixon, filed with the U.S. Securities and Exchange Commission on July 3, 2017).

10.1*	Exchange Right Agreement by and between Inpixon and Hillair Capital Investments L.P., dated August 14, 2017.*

* Filed herewith.

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